UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2023

OMEROS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Washington	001-34475	91-1663741
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Elliott Avenue West Seattle, WA		98119
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 676-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	OMER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2023, the board of directors of Omeros Corporation (the “Company”), upon recommendation of the Nominating and Governance Committee of the Company’s board of directors, increased the number of its directors to nine and appointed Diana T. Perkinson, M.D. as a director, effective immediately. Dr. Perkinson’s initial term will expire at the Company’s 2023 annual meeting of shareholders or her earlier resignation or removal. The board of directors also appointed Dr. Perkinson to the scientific committee of the board of directors.

Dr. Perkinson, 69, is a physician at MD2 International LLC, a premier national concierge medicine network, where she has practiced since 2009. She holds dual board certifications in nephrology and internal medicine. From 1987 to 2009, Dr. Perkinson practiced nephrology and internal medicine at Minor & James Medical, in Seattle. She previously served as a clinical assistant professor in the division of nephrology at the University of Washington, from 1987 until 2009, and as medical director, transplantation, at Swedish Hospital, from 1996 until 2007. Dr. Perkinson also served as a major in the United States Air Force and as director of the dialysis unit at Wilford Hall Medical Center at Lackland Air Force Base in San Antonio, Texas from 1984 until 1987. Dr. Perkinson received her M.D. from the University of Alabama and her B.S. from Birmingham Southern College. She completed her fellowship in nephrology at the University of Washington.

Pursuant to the Company’s non-employee director compensation policy, Dr. Perkinson was granted a stock option to purchase 30,000 shares of the Company’s common stock on the date of her appointment. Dr. Perkinson will be indemnified by the Company pursuant to the terms of the Company’s standard form of director indemnification agreement.

Dr. Perkinson is not party to any understanding or arrangement in connection with her appointment as a director and has no direct or indirect material interest in any existing or currently proposed transaction that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEROS CORPORATION

Date: May 16, 2023	By:	/s/ Gregory A. Demopulos
Gregory A. Demopulos, M.D.
President, Chief Executive Officer and
Chairman of the Board of Directors